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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


             Kentucky                001-33033               61-1142247
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 (State or other jurisdiction of    (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)         Identification No.)


               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
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                    (Address of principal executive offices)


                                 (502) 499-4800
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 4, 2007, Porter Bancorp, Inc. issued a press release announcing that it plans to open a loan production office in Lexington, Kentucky. This press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number          Description of Exhibit
       --------------          ----------------------
       99.1                    Press release issued June 4, 2007




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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 4, 2007                      Porter Bancorp, Inc.

                                             By:  /s/ Maria L. Bouvette
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                                                  Maria L. Bouvette,
                                                  President and Chief Executive
                                                  Officer




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                                  EXHIBIT INDEX
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Exhibit              Description
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99.1                 Press Release dated June 4, 2007